CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT HAS BEEN OMITTED HAD BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK "[***]".

Supplemental Agreement No. 01 to
Purchase Agreement No. 5608 between
The Boeing Company and
Alaska Airlines, Inc.

Relating to Boeing Model 787 Aircraft
THIS SUPPLEMENTAL AGREEMENT NO. 01 (SA-01), entered into as of
December 31, 2025, is by and between THE BOEING COMPANY (Boeing) and ALASKA AIRLINES, INC. (Customer) (Boeing and Customer collectively, Parties). All capitalized terms used but not defined herein shall have the same meaning as in the Purchase Agreement.
WHEREAS, Customer and Boeing entered into Purchase Agreement No. 5608, dated August 8, 2025 as amended, and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing model 787 aircraft; and this Supplemental Agreement is an amendment to and is incorporated into the Purchase Agreement; and
WHEREAS, Customer would like to exercise [***] Option Aircraft (Exercised Option Aircraft) in which the Parties now agree to enter into a Definitive Agreement, as defined and pursuant to Letter Agreement No. [***] titled [***], for Exercised Option Aircraft; and
WHEREAS, Customer and Boeing would like to incorporate Aircraft General Terms Agreement No. AGTA-ASA dated June 15, 2005 between Boeing and Customer (AGTA) into the Purchase Agreement instead of Aircraft General Terms Agreement No. AGTA-ASA-A dated August 8, 2025.
NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree to amend the Purchase Agreement as follows:
1.Basic Articles of the Purchase Agreement.

BOEING PROPRIETARY
P.A. 3866
ASA

Boeing and Customer agree to revise the basic articles under the Purchase Agreement as follows:
1.1    First paragraph under the Purchase Agreement is deleted in its entirety and replaced with the following:
[***]
1.2    Article 2 [***] is deleted in its entirety and replaced with the following:
[***]
2.    Table of Contents.
Remove and replace, in its entirety, the current Table of Contents with the new Table of Contents (attached hereto), to reflect the incorporation of this SA-01 into the Purchase Agreement.
3.    Tables.
The Tables in the Purchase Agreement are amended as set forth below, to incorporate Exercised Option Aircraft.
3.1    Table [***] is deleted and replaced in its entirety with a new Table [***] and Table [***] that is related to and references this SA-01. These tables are collectively referred to as [***] and are alternates to each other and will be updated when [***] pursuant to Letter Agreement No. [***].
4.    Exhibits.
Exhibit [***], titled [***], is hereby deleted and replaced in its entirety with a revised Exhibit [***] titled [***] attached hereto.
5.    Supplemental Exhibits.
5.1    Supplemental Exhibit [***] is deleted and replaced in its entirety with a new Supplemental Exhibit [***] that is related to and references this SA-01.
5.2    Supplemental Exhibit [***] is deleted and replaced in its entirety with a new Supplemental Exhibit [***] that is related to and references this SA-01.
5.3    Supplemental Exhibit [***] is deleted and replaced in its entirety with a new Supplemental Exhibit [***] that is related to and references this SA-01.
5.4    Supplemental Exhibit [***] is deleted and replaced in its entirety with a new Supplemental Exhibit [***] that is related to and references this SA-01.
5.5    Supplemental Exhibit [***] is hereby added and incorporated into the Purchase Agreement as part of SA-01.
6.    Letter Agreements.
6.1    Letter Agreement No. [***] entitled [***] is deleted and replaced it in its entirety with Letter Agreement No. [***] entitled [***].

BOEING PROPRIETARY
P.A. 3866
ASA

6.2    Letter Agreement No. [***] entitled [***] is deleted and replaced in its entirety with Letter Agreement No. [***] entitled [***].
6.3    Letter Agreement No. [***] entitled [***] is deleted and replaced it in is entirety with Letter Agreement No. [***] entitled [***]
6.4    Letter Agreement No. [***] entitled [***] is deleted replaced in its entirety with a new Letter Agreement [***] entitled [***] that is related to and references this SA-01.
6.5    Letter Agreement No. [***] entitled [***] is deleted replaced in its entirety with a new Letter Agreement [***] entitled [***] that is related to and references this SA-01.
6.6    Letter Agreement No. [***] entitled [***] is deleted replaced in its entirety with new Letter Agreement [***] entitled [***] that is related to and references this SA-01.
6.7    A new Letter Agreement No. [***] entitled [***] is incorporated into the Purchase Agreement and is related to and references this SA-01.
6.8    A new Letter Agreement No. [***] entitled [***] is incorporated into the Purchase Agreement and is related to and references this SA-01.
6.9    A new Letter Agreement No. [***] entitled [***] is incorporated into the Purchase Agreement and is related to and references this SA-01.
6.10    A new Letter Agreement No. [***] entitled [***] is incorporated into the Purchase Agreement and is related to and references this SA-01.
6.11    A new Letter Agreement No. [***] entitled [***] is incorporated into the Purchase Agreement and is related to and references this SA-01.
6.12    Letter Agreement No. [***] entitled [***] is incorporated into the Purchase Agreement and is related to and references this SA-01.
6.13    Letter Agreement No. [***] entitled [***] is incorporated into the Purchase Agreement and is related to and references this SA-01.
6.14    Letter Agreement No. [***] entitled [***] is incorporated into the Purchase Agreement and is related to and references this SA-01.
6.15    Letter Agreement No. [***] entitled [***] is incorporated into the Purchase Agreement and is related to and references this SA-01.
6.16    A new Letter Agreement No. [***] entitled [***] is hereby incorporated into the Purchase Agreement and is related to and references this SA-01.
6.17    A new Letter Agreement No. [***] entitled [***] is hereby incorporated into the Purchase Agreement and is related to and references this SA-01.
6.18    A new Letter Agreement No. [***] entitled [***] is hereby incorporated into the Purchase Agreement and is related to and references this SA-01.
7.    Miscellaneous.

BOEING PROPRIETARY
P.A. 3866
ASA

7.1    [***]
7.2    [***]

EXECUTED IN DUPLICATE as of the day and year first written above and below.

BOEING PROPRIETARY
P.A. 3866
ASA

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY	ALASKA AIRLINES, INC.

Signature	Signature

Christa J. Roth	Shane Jones
Printed name	Printed name

Attorney-in-Fact	SVP Fleet, Revenue Products and Real Estate
Title	Title

BOEING PROPRIETARY
P.A. 3866
ASA